UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2010
TRICO MARINE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10001 Woodloch Forest Drive, Suite 610
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 780-9926
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Disposition of Assets.
     On December 16, 2010, Trico Subsea Holding AS, a Norwegian limited company and a wholly-owned subsidiary (“Trico Subsea”) of Trico Marine Services, Inc. (the “Company”), as seller, and Lewek Shipping Pte. Ltd., as buyer (“Lewek Shipping”), closed the sale of the Trico Sabre and Trico Star pursuant to that certain memorandum of agreement dated November 10, 2010 (the “Memorandum of Agreement”), under which Trico Subsea agreed to sell the Trico Sabre and Trico Star vessels en bloc to Lewek Shipping, or its nominee, for $52.3 million, free of all charters, encumbrances, mortgages, and maritime liens or any other debts whatsoever, on an “as is, where-is” basis. The Trico Sabre and Trico Star are both multi-purpose platform supply vessels that were built in 2009 and 2010, respectively, at the Tebma Shipyards Limited.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     Certain statements and information in this Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effect on the Company. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond its control) and assumptions that could cause actual results to differ materially from its historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: (i) the Company’s and its subsidiaries’ ability to continue as a going concern; (ii) the ability of the Company and its subsidiaries to obtain and maintain normal terms with vendors and service providers; (iii) the Company’s ability to maintain contracts that are critical to its operations; (iv) the potential adverse impact of the Company’s voluntary reorganization under Chapter 11 of Title 11 of the United States Code on its liquidity or results of operations; (v) the ability of the Company to attract, motivate and/or retain key executives and employees; (vi) the ability of the Company to attract and retain customers; (vii) Trico Shipping’s ability to comply with the terms of the Approved Budget; and (viii) other risks and factors regarding the Company and its industry identified from time to time in the Company’s reports filed with the Securities and Exchange Commission.
     Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 17, 2010

TRICO MARINE SERVICES, INC.
By:	/s/ Brett Cenkus
	Name:	Brett Cenkus
	Title:	General Counsel and Secretary